Exhibit 10.1

PROMISSORY NOTE

(“Note”)

$105,600,000.00	February 27, 2013

For value received, the undersigned (hereafter referred to as “Maker”), jointly and severally, promise to pay to the order of MIDLAND NATIONAL LIFE INSURANCE COMPANY, an Iowa Corporation, its successors and assigns, whose address is One Midland Plaza, Sioux Falls, South Dakota 57193, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, the principal sum of ONE HUNDRED FIVE MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($105,600,000.00), with interest from date hereof on unpaid principal at the rate of three and ninety-four hundredths percent (3.94%) per annum. Interest only from the date hereof through and including the last day of the month of closing shall be payable in advance on the date hereof; thereafter, interest only payments shall be due and payable on April 1, 2013 through and including March 1, 2017; thereafter both principal and interest shall be payable in monthly installments as follows: On the first day of April, 2013, the sum of five-hundred thousand five-hundred and four and 62/100 Dollars ($500,504.62), and a like amount on the first day of each succeeding month thereafter, to and including the first day of March, 2023, and the balance of said principal sum and interest accrued thereon, on the first day of April, 2023 (the “Maturity Date”). As reflected on the attached “Schedule 1 – Amortization Schedule”, each payment shall be credited to accrued interest then due and the remainder to principal and interest thereupon shall cease upon the principal so credited. If default is made in the payment of any of said installments, or portions thereof, and such default is not cured within five (5) days from the date such installment became due, the holder of this Note may, at its option, either: (i) assess a late fee equal to three percent (3%) of the monthly installment of principal and interest then due, provided that such late fee shall not be applied to the payment due on the Maturity Date; or (ii) charge interest on the entire unpaid principal balance of this Note from the date of such default at an interest rate which is three percentage points per annum in excess of the interest rate then otherwise attaching hereunder (the “Default Rate”), while such default/s continue/s. Interest accruing hereunder shall be calculated on the basis of a 360-day year and (a) if for a fraction of a month, shall be payable based upon the actual number of days for which interest is charged, or (b) if for a full month or months, shall be payable based upon a year comprised of 12 months, each having 30 days. If any payment date hereunder falls on Saturday, Sunday, or legal holiday, then such payment shall be due on the next business day. Capitalized terms used in this Note and not otherwise defined herein shall have the meanings ascribed to such terms in the Security Instruments (as defined below). This Note is secured by the deeds of trust and mortgages described on Schedule 2 attached hereto (collectively, the “Security Instruments”).

All payments hereunder shall be payable in lawful money of the United States which shall be legal tender for public and private debts at the time of payment. Payments in federal funds immediately available in the place designated for payment received by the holder of this Note prior to 2:00 p.m. Eastern time at such place of payment shall be credited prior to close of business, while other payments may, at the option of the holder of this Note, not be credited until the next day on which the holder of this Note is open for business.

Maker acknowledges that the scheduled monthly payments due and payable hereunder will not amortize fully the principal sum of this Note over its term, resulting in a “balloon” payment at maturity.

If an Event of Default (as such term is defined in the Security Instruments) occurs and is continuing under the terms of this Note or any other Loan Document, which is not cured within any applicable cure period, the holder hereof may, at its option, declare the unpaid principal balance of this Note to be immediately due and payable, together with all accrued interest on thereon, all costs of collection (including reasonable attorneys’ fees and expenses) and all other charges due and payable by the Maker under the Note or any instrument given as security for the indebtedness evidenced by the Note and the holder hereof shall be entitled to exercise any and all remedies available to it under any instrument securing this Note, and any and all rights or remedies available to it at law or in equity. No notice of acceleration shall be required in order for the holder hereof to exercise its option to accelerate the indebtedness in an Event of Default.

The Maker, endorsers, guarantors, sureties and all other parties liable for the payment of any sum or sums due or to become due under the terms of this Note waive presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and consent that the holder hereof shall have the right, without notice, to deal in any way at any time with any party hereto, or to grant any extension of time for payment of any of said indebtedness or any other indulgences or forbearances whatsoever, or may release any of the security for this Note without in any way affecting the liability of any party for the payment of this Note.

If an Event of Default occurs and is continuing in the prompt payment of this Note, when due or declared due, and it is placed in the hands of an attorney for collection or suit is brought on same or it is collected through any probate, bankruptcy or other judicial proceedings whatever, then all parties liable for payment hereof agree and promise to pay all costs of said collection, including litigation expenses and reasonable attorney’s fee. Litigation expenses shall include, in addition to all other such expenses, the fees of expert witnesses including fees for consultation, reports and testifying in deposition or at trial. Attorney’s fees shall include such fees incurred whether or not suit or action is brought and if suit or action is brought, fees incurred before and during trial or other hearing and on any appeal and in connection with enforcement of any judgment.

The outstanding principal balance of this Note may not be voluntarily prepaid at any time, other than in the following circumstances (collectively, the “Prepayment Privileges”, and each, a “Prepayment Privilege”).

(A) At any time after the second (2nd) loan year (the first loan year commencing of even date with the first obligatory installment of interest due under the Note) (the “Lock-Out Period”), and upon giving the holder of this Note not less than thirty (30) days prior written notice, the principal amount of this Note may be prepaid in full by paying, in addition to such principal amount, accrued interest, and all other sums due hereunder, a prepayment consideration equal to the greater of (i) an amount equal to the difference obtained by subtracting (1) the entire outstanding principal balance of this Note as of the date of the prepayment from (2) the present value as of the date of the prepayment of the remaining scheduled payments of principal and interest on this Note including any final installment of principal payable on the Maturity Date determined by discounting such payments at the U.S. Treasury Security rate, as such rate is reported in the Bloomberg market data service (or similar publication as determined by the holder of this Note) for the week ending prior to the date of the subject prepayment of principal, with a maturity date that is coterminous with the Maturity Date when compounded on a monthly basis, or if there is no U.S. Treasury Security having a Maturity Date coterminous with the Maturity Date, then the holder of this Note shall interpolate the rates of the U.S. Treasury Securities having maturity dates closest to the Maturity Date; or (ii) one percent (1.0%) of the amount of principal prepaid (such fee, as set forth in clauses (A)(i) or (A)(ii) of this paragraph or as may be due and payable as set forth below, shall be referred to herein as the “Prepayment Consideration”);

(B) Upon giving the holder of this Note not less than thirty (30) days prior written notice, no Prepayment Consideration of any sort shall be payable in connection with any payment in full of this Note during the ninety (90) calendar days immediately preceding the Maturity Date.

Notwithstanding anything to the contrary contained herein, in consideration of the Prepayment Privileges herein set forth, all parties liable hereunder agree that the terms and conditions applicable to the Prepayment Privileges, including the Prepayment Consideration, shall, except as otherwise provided herein, apply to all prepayments, including any made upon the acceleration of the due date of this Note because of any Event of Default hereunder or under any other Loan Document, such that any payment of this Note prematurely shall include the appropriate Prepayment Consideration to the extent permitted by applicable law; provided, however, the holder hereof shall not charge Prepayment Consideration on any partial or full prepayment made with respect to the application of insurance or condemnation proceeds to the principal balance of this Note in accordance with the Security Instruments.

It is specifically agreed by the Maker that any default resulting in the acceleration of the indebtedness evidenced by this Note shall be presumed to be an attempt to avoid the provisions of this Note which prohibit prepayment or condition the holder’s obligation to accept prepayment on the payment of prepayment consideration. Accordingly, if the indebtedness evidenced hereby is accelerated, any amounts tendered to repay the accelerated indebtedness, or realized by the holder of this Note through its remedies following acceleration, shall be subject to either (a) if the prepayment is tendered or realized during the Lock-Out Period, the payment of prepayment consideration equal to the greater of (x) seven percent (7%) of the amount so tendered or realized, and (y) the prepayment consideration that would have been applicable under terms of this Note (calculated from the date of acceleration through the Maturity Date), or (b) if the prepayment is tendered or realized after the expiration of the

Lock-Out Period, the prepayment consideration that would have been applicable under the terms of this Note in the event of a voluntary prepayment (calculated from the date of acceleration through the Maturity Date).

Except only as to the Retained Liability Matters (hereinafter defined), liability otherwise arising under this Note shall be limited to the security given for this Note, and the Maker hereof (including but not limited to any and all general or limited partners, members or joint venturers of such Maker) shall not be personally liable, whether by way of election of remedy, deficiency judgment, or otherwise for any monies due hereunder, whether principal, interest, attorney’s fees, or other. Nothing in this paragraph, however, shall be deemed or construed to affect the validity of any instrument given to secure this Note. Further provided, however, the Maker of this Note and any Guarantor(s) hereof shall be personally liable, jointly and severally, to the holder of this Note for any and all costs, losses, damages and attorney’s fees incurred or suffered by the holder of this Note with respect to any of the following (the “Retained Liability Matters”): (i) Liability for tenant security deposits, tenant letters of credit, other deposits or fees paid to the Maker hereof from the Property collected by such Maker but not paid over to the holder hereof or prepaid rents paid to the Maker hereof for a period of more than 30 days but not paid over to the holder hereof; (ii) Liability for rents and other income received by the Maker hereof after the first day of the month in which an Event of Default occurs and prior to the date the holder of this Note acquires title to the Property, which have not been applied to the balance under this Note or to the operating and maintenance expenses of the Property in accordance with the Loan Documents; (iii) Liability for insurance proceeds and condemnation award proceeds relating to the Property and released to such Maker but not applied in accordance with any Loan Document; (iv) Liability for damages, costs and expenses arising from or in connection with the investigation and clean-up of Hazardous Substances (as defined in the Environmental Indemnity Agreement of even date herewith, executed by Maker and Guarantor for the benefit of the holder of this Note (the “Environmental Indemnity”)) (including, but not limited to mold) on or affecting the Property or as provided in any Loan Document and all other costs and obligations under the Environmental Indemnity; (v) Liability for any fraud, material misrepresentation, willful misconduct or material breach of warranty by such Maker with respect to the financing evidenced by this Note and the Property; (vi) Liability for unpaid real estate taxes assessed against the Property, except to the extent funds for payment of said taxes were placed and remain in escrow with the holder hereof, its successors and assigns, or its authorized servicer; provided, however, that Maker’s liability for said taxes shall be limited to an amount equal to (a) the first installment of real estate taxes unpaid by the tenant or tenants of the Property and (b) said taxes accruing for a period of six (6) months thereafter; and provided further that if Maker is contesting Note holder’s right to foreclose then, in any such event, such six (6) month limitation shall be null and void (i.e., the only limitation on Maker’s liability for unpaid real estate taxes shall be to the extent of any escrowed tax impounds and reserves); (vii) Liability for any failure by such Maker to maintain all insurance as required in the Security Instruments securing this Note, except to the extent funds for payment of said insurance premiums were placed and remain in escrow with the holder hereof, its successors and assigns, or its authorized servicer (provided, however, that Maker shall have no recourse liability for such events that occur after foreclosure or deed-in-lieu of foreclosure); (viii) Liability for any amounts expended by the holder of this Note in connection with the foreclosure of the Security Instruments or any other Loan Document or expenses as otherwise provided herein or in the Loan Documents in the event Maker or Guarantor wrongly interferes with or otherwise wrongly impedes the exercise of remedies of the holder of this Note under the Loan Documents or otherwise; (ix) Liability for damages arising from the Maker’s failure to comply with the provisions of the Loan Documents pertaining to ERISA; (x) Liability for actual physical waste of the Property; (xi) Liability for any amendment or modification of that certain lease between The GC Net Lease (Sylmar) Investors, LLC, a Delaware limited liability company, and ITT Educational Services, Inc., a Delaware corporation, as amended February 16, 1996, August 27, 2007, and September 21, 2010, for which the holder of this Note has not given its written consent; (xii) Liability for any amendment or modification of that certain lease between The GC Net Lease (Libertyville) Investors, LLC, a Delaware limited liability company, and Zeller Plastic USA, Inc., a Delaware corporation, for which the holder of this Note has not given its written consent; (xiii) Liability for any amendment or modification of that certain lease between The GC Net Lease (Cranberry) Investors, LLC, a Delaware limited liability company, and Westinghouse Electric Company LLC, a Delaware limited liability company, for which the holder of this Note has not given its written consent. Notwithstanding anything herein to the contrary, in the event of any fraud or intentional misrepresentation by the Maker hereof or in the event of a voluntary transfer or encumbrance of the property given as security for this Note in violation of the due-on-sale clause in the Security Instruments securing this Note, or upon Maker hereof commencing a voluntary bankruptcy or voluntary insolvency proceeding, this Note and the indebtedness evidenced hereby shall become full recourse to the Maker hereof and any Guarantor hereof with no limitations thereafter on the liability of such Maker or such Guarantor. Maker and such Guarantor’s liability for the matters set forth above shall survive any foreclosure

(if applicable) of the Security Instruments or the acquisition of the Property (or any portion thereof) securing this Note by the holder hereof, its successors and assigns, by a deed in lieu thereof, any other transfer or sale of the Property (or any portion thereof) securing this Note, or any other Loan Document.

The Maker hereby represents and warrants to the holder of the Note that the loan evidenced hereby was made for commercial or business purposes, and that the funds evidenced by this Note will be used solely in connection with such purposes.

All notices hereunder shall be in writing and shall be given as described within the Security Instruments.

Notwithstanding anything herein to the contrary, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the State of New York, or if the holder of the Note shall ever be entitled to receive, collect or apply, as interest on the indebtedness, any amount in excess of the maximum legal rate of interest permitted to be charged by applicable law, and, in the event any holder of the Note ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the indebtedness, and if the principal balance of the indebtedness is paid in full, any remaining excess shall be forthwith paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and the holder of the Note shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense, fee or premium rather than as interest; and (b) spread the total amount of interest on the Note throughout the entire term of such Note so that the interest rate is uniform throughout the entire term of the Note.

The holder hereof, at its sole discretion, shall have the right at all times to grant participations in or to assign all or any portion of this Note, together with the collateral for repayment of this Note, to any other entity acceptable to said holder, and Maker acknowledges that the holder hereof shall have the right to share any and all information concerning Maker and the collateral with any prospective loan participant or assignee. Whenever the holder’s consent is required herein, such consent shall be given in such holder’s sole and absolute discretion, unless otherwise specifically stated. The undersigned shall make payments hereunder to Midland National Life Insurance Company until such time as the undersigned is notified in writing of a participation or assignment of this Note; at which time the undersigned shall make payments hereunder in accordance with such written notice of the participation or assignment.

Time is of the essence as to all provisions of this Note.

The undersigned acknowledge that the holder of this Note has relied upon the anticipated investment return under this Note in entering into other transactions and that the tender of any prepayment, whether permitted or not, shall, to the extent allowed by law, include any prepayment consideration provided for herein. The undersigned agree that the prepayment consideration set out herein shall be paid without prejudice to the right of the holder hereof to collect any other amounts provided to be paid under this Note or any other Loan Document.

THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY MAKER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST

EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, MAKER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR MAKER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND MAKER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

THIS NOTE AND ALL OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT OF THE MAKER AND THE HOLDER OF THIS NOTE AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE LOAN AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE MAKER AND THE HOLDER OF THIS NOTE. THERE ARE NO ORAL AGREEMENTS BETWEEN THE MAKER AND THE HOLDER HEREOF. THE PROVISIONS OF THIS NOTE AND THE LOAN DOCUMENTS MAY BE AMENDED OR REVISED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE MAKER AND THE HOLDER HEREOF.

THE UNDERSIGNED EXPRESSLY, TO THE EXTENT PERMITTED BY LAW, (A) WAIVE ANY RIGHTS EACH PARTY MAY HAVE UNDER ANY APPLICABLE STATUTE TO PREPAY THIS NOTE WITHOUT FEE OR CONSIDERATION UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (B) AGREE THAT IF, FOR ANY REASON, A PREPAYMENT OF THIS NOTE IS MADE UPON OR FOLLOWING ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY THE HOLDER HEREOF, INCLUDING BUT NOT LIMITED TO ACCELERATION DUE TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY ANY INSTRUMENT GIVEN TO SECURE THIS NOTE, THEN THE UNDERSIGNED SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT CONSIDERATION SPECIFIED HEREIN. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, THE UNDERSIGNED AGREE THAT THE HOLDER’S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION GIVEN FOR THIS WAIVER AND AGREEMENT.

/S/ JM
Initials

SEE NEXT PAGE FOR SIGNATURES

This Note is secured by the Security Instruments, and shall be governed by and construed under the laws of said State of New York.

MAKER:

RENFRO PROPERTIES, LLC a Delaware limited liability company

By:	Griffin Capital Essential Asset Operating Partnership, L.P., a Delaware limited partnership
Its: Sole Equity Member

	By:	Griffin Capital Essential Asset REIT, Inc., a Maryland corporation Its: General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

THE GC NET LEASE (SYLMAR) INVESTORS, LLC, a Delaware limited liability company

By:	Griffin Capital Essential Asset Operating Partnership, L.P., a Delaware limited partnership Its: Sole Equity Member

	By:	Griffin Capital Essential Asset REIT, Inc., a Maryland corporation Its: General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

THE GC NET LEASE (LOVELAND) INVESTORS, LLC, a Delaware limited liability company

By:	Griffin Capital Essential Asset Operating Partnership, L.P., a Delaware limited partnership Its: Sole Equity Member

	By:	Griffin Capital Essential Asset REIT, Inc., a Maryland corporation Its: General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

THE GC NET LEASE (REDMOND) INVESTORS, LLC, a Delaware limited liability company

By:	Griffin Capital Essential Asset Operating
Partnership, L.P., a Delaware limited partnership Its: Sole Equity Member

	By:	Griffin Capital Essential Asset REIT, Inc.,
a Maryland corporation
Its: General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

THE GC NET LEASE (CRANBERRY) INVESTORS, LLC, a Delaware limited liability company

By:	Griffin Capital Essential Asset Operating Partnership, L.P., a Delaware limited partnership Its: Sole Equity Member

	By:	Griffin Capital Essential Asset REIT, Inc.,
a Maryland corporation
Its: General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

THE GC NET LEASE (GREENWOOD VILLAGE) INVESTORS, LLC, a Delaware limited liability company

By:	Griffin Capital Essential Asset Operating Partnership, L.P., a Delaware limited partnership Its: Sole Equity Member

	By:	Griffin Capital Essential Asset REIT, Inc.,
a Maryland corporation
Its: General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

THE GC NET LEASE (LIBERTYVILLE) INVESTORS, LLC, a Delaware limited liability company

By:	Griffin Capital Essential Asset Operating
Partnership, L.P., a Delaware limited partnership
Its: Sole Equity Member

	By:	Griffin Capital Essential Asset REIT, Inc., a Maryland corporation Its: General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

THE GC NET LEASE (RANCHO CORDOVA) INVESTORS, LLC,
a Delaware limited liability company

By:	Griffin Capital Essential Asset Operating Partnership, L.P., a Delaware limited partnership Its: Sole Equity Member

	By:	Griffin Capital Essential Asset REIT, Inc.,
a Maryland corporation
Its: General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

SCHEDULE 2 – MORTGAGES AND DEEDS OF TRUST

Owner	Property	Allocated Loan Amount	Security Instrument
The GC Net Lease (Redmond) Investors, LLC	14500-14560 NE 87th Street Redmond, WA 98052; legally described on Exhibit A attached to the specified Security Instrument (the “AT&T Property)	$26,000,000	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing to be recorded in the real property records of King County, Washington
The GC Net Lease (Cranberry) Investors, LLC	400 Bertha Lamme Drive Cranberry Twp, PA 16066; legally described on Exhibit A attached to the specified Security Instrument (the “Westinghouse Property”)	$22,000,000	Open-End Mortgage and Security Agreement to be recorded in the real property records of Butler County, Pennsylvania
The GC Net Lease (Rancho Cordova) Investors, LLC	11971 Foundation Place Rancho Cordova, CA 95670; legally described on Exhibit A attached to the specified Security Instrument (the “Health Net Property”)	$13,500,000	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing to be recorded in the real property records of Sacramento County, California
Renfro Properties, LLC	1702 Springdale Drive Clinton, SC 29325; legally described on Exhibit A attached to the specified Security Instrument (the “Renfro Corporation Property”)	$13,500,000	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture filing to be recorded in the real property records of Laurens County, South Carolina
The GC Net Lease (Greenwood Village) Investors, LLC	6060 South Willow Drive Greenwood Village, CO 80111; legally described on Exhibit A attached to the specified Security Instrument (the “Travelers Property”)	$9,500,000	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing to be recorded in the real property records of Arapahoe County, Colorado
The GC Net Lease (Libertyville) Investors, LLC	1515 Franklin Boulevard Libertyville, IL 60048; legally described on Exhibit A attached to the specified Security Instrument (the “Zeller Plastik USA Property”)	$9,000,000	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture filing to be recorded in the real property records of Lake County, Illinois
The GC Net Lease (Loveland) Investors, LLC	380 West 37th Street Loveland, CO 80538; legally described on Exhibit A attached to the specified Security Instrument (the “Quad/Graphics Property”)	$7,500,000	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing to be recorded in the real property records of Larimer County, Colorado
The GC Net Lease (Sylmar) Investors, LLC	12669 Encinitas Avenue Los Angeles, CA 91342; legally described on Exhibit A attached to the specified Security Instrument (the “ITT Property”)	$4,600,000	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing to be recorded in the real property records of Los Angeles County, California
Total		$105,600,000